Acquisitions	6 Months Ended
Jun. 30, 2025
Acquisitions
Acquisitions

21)Acquisitions

Dan Sabia Sale; Live Knutsen Acquisition

On March 3, 2025, the Partnership’s wholly owned subsidiary, KNOT Shuttle Tankers AS, acquired from KNOT, KNOT Shuttle Tankers 27 AS, the company that owns the shuttle tanker Live Knutsen (the “Live Knutsen Acquisition”). Simultaneously, KNOT Shuttle Tankers AS sold KNOT Shuttle Tankers 21 AS, the company that owns the shuttle tanker Dan Sabia, to KNOT (the “Dan Sabia Sale”). The purchase price for the Live Knutsen Acquisition was $100 million, less $73.4 million of outstanding indebtedness under the Live Loan Facility plus capitalized fees of $0.4 million. The sale price for the Dan Sabia Sale was $25.75 million and there was no related debt. The combination of the Live Knutsen Acquisition and the Dan Sabia Sale was settled by a net cash payment from KNOT Shuttle Tankers AS to KNOT of $1.2 million (relating to the difference between the prices of the respective transactions). Customary adjustments related to working capital and an associated interest rate swap were made following the closing.

KNOT Shuttle Tankers 27 AS, as borrower, had entered into a senior secured term loan facility on October 14, 2021 with SMBC Bank EU AG and others, the initial amount of which was $89.6 million. Following repayment of the quarterly installments due prior to March 3, 2025, the outstanding amount of this facility had been reduced to $73.4 million. In connection with the acquisition of KNOT Shuttle Tankers 27 AS, the Partnership and KNOT Shuttle Tankers AS became the sole guarantors of this facility (the “Live Loan Facility”). The Live Loan Facility is repayable in quarterly installments with a final payment due at maturity of $65.9 million. The facility bears interest at a rate per annum equal to SOFR plus a margin of 2.01% including a Credit Adjustment Spread. The facility is secured by a mortgage on the Live Knutsen. The facility matures in October 2026.

The Live Knutsen is operating in Brazil on a charter contract with Galp Sinopec, for which the current fixed period expires in November 2026, and for which the charterer holds options for a further 6 years. As part of the Live Knutsen Acquisition, KNOT has agreed that if at any time until the end of the first option period (currently scheduled for November 2029) the Live Knutsen is not receiving from any charterer a rate of hire that is equal to or greater than the rate of hire then in effect and payable under the Galp Sinopec charter, then KNOT shall pay the Partnership such rate of hire that would have been in effect and payable under the Galp Sinopec charter; provided, however, that in the event that for any period during such period the Live Knutsen is chartered under a charter other than the Galp Sinopec charter and the rate of hire being paid under such charter is lower than the rate of hire that would have been in effect and payable under the Galp Sinopec charter during any such period, then KNOT shall pay the Partnership the difference between the rate of hire that would have been in effect and payable under the existing Live Knutsen charter during such period and the rate of hire that is then in effect and payable under such other charter. Thus, KNOT has effectively guaranteed the hire rate for the Live Knutsen until November 2029 on the same basis as if Galp Sinopec had exercised its options through such date.

The Board and the Conflicts Committee approved the purchase prices of the Live Knutsen Acquisition and the Dan Sabia Sale. The Conflicts Committee retained an outside financial advisor and outside legal counsel to assist with its evaluation of the Live Knutsen Acquisition and the Dan Sabia Sale. The cost of the fee paid to the financial advisor was divided equally between the Partnership and KNOT. Acquisition related costs of $0.03 million as of June 30, 2025, were capitalized as a component of the assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their estimated fair values at the date of acquisition. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The details of the transaction are as follows:

	Final	Final
	Live Knutsen	Tuva Knutsen
	March 3,	September 3,
(U.S. Dollars in thousands)	2025	2024
Purchase consideration (1)	$26,149	$31,557
Less: Fair value of net assets acquired:
Vessels and equipment (2)	125,354	125,161
Cash	1,116	1,782
Inventories	346	285
Derivatives assets (liabilities)	213	1,773
Others current assets	2,113	1,101
Long-term debt	(73,389)	(69,038)
Deferred debt issuance	349	404
Trade accounts payable	(129)	(249)
Accrued expenses	(3,851)	(1,419)
Amounts due to related parties	(1,510)	(615)
Contract liabilities: Unfavourable contract rights	(24,463)	(27,628)
Subtotal	26,149	31,557
Difference between the purchase price and fair value of net assets acquired	$—	$—
(1)	The purchase consideration comprises the following:

	Final	Final
	Live Knutsen	Tuva Knutsen
	March 3,	September 3,
(U.S. Dollars in thousands)	2025	2024
Asset swap - sale of the Dan Cisne	$—	$30,000
Asset swap - sale of the Dan Sabia	26,960	—
Cash consideration paid to KNOP (from KNOT)	—	(1,135)
Purchase price adjustments	(845)	2,659
Acquisition-related costs	34	33
Purchase price	$26,149	$31,557